UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

 (Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus VIT Portfolio for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

II	Western Asset Core Plus VIT Portfolio

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rate,iii three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Core Plus VIT Portfolio	III

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective durationi that is normally within 30% of the average durationii of the domestic bond market as a whole. The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Portfolio may invest in securities of any maturity, the Portfolio will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), a subadviser to the Portfolio (generally, this range is 2.5 to 7 years).

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Portfolio may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, and forwards. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended December 31, 2017. The fixed income market was impacted by a number of

Western Asset Core Plus VIT Portfolio 2017 Annual Report	1

Portfolio overview (cont’d)

factors, during the period, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)iii, generally benign inflation, several geopolitical issues and, most recently, the signing of the U.S. tax reform bill.

Short-term Treasury yields moved higher during the reporting period, whereas longer-term Treasury yields edged lower. The yield for the two-year Treasury note began the reporting period at 1.20% and ended the period at 1.89%. The low of 1.12% occurred on February 24, 2017, and the peak of 1.92% took place on December 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.45% and ended the period at 2.40%. The low of 2.05% occurred on September 7, 2017, and the peak of 2.62% took place on March 13, 2017.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 3.54% during the twelve months ended December 31, 2017. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the reporting period, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 7.50%. U.S, dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, gained 9.32% over the same period. Finally, emerging market local currency debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Indexvii, rose 15.21% in 2017.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to high-yield corporate bonds and increasing its exposure to senior secured bank loans. Given the strong performance in the high-yield market, we found better relative value in bank loans. In addition, bank loans have a higher placement in the capital structure and their floating rate feature may be beneficial in a rising interest rate environment. We also increased our allocation to investment-grade corporate bonds. These adjustments were not driven by a concern that the current credit cycle is turning negative, but rather due to the fact that valuations have compressed to the point where, in our view, reducing the level of risk was warranted. We increased our allocation to agency mortgage-backed securities (“MBS”) during the period. This was primarily done in the summer of 2017, as their spreads widened due to concerns about the Fed starting to unwind its balance sheet and reducing its holdings of agency MBS. However, with the Fed clearly communicating a very gradual tapering of its balance sheet — by initially not reinvesting a relatively small portion of its maturing agency MBS positions every month — the sector rallied and its spreads narrowed. From a currency perspective, we became less positive on the U.S. dollar, increased our long positions to certain emerging market currencies and initiated long positions in the euro and Canadian dollar. Finally, we decreased the Portfolio’s short position to the Japanese yen during the fourth quarter of 2017, as the currency had sold off significantly versus the U.S. dollar since August 2017.

The Portfolio used U.S. Treasury futures and options, interest rate swaps, Eurodollar futures and options, and futures on non-U.S.

2	Western Asset Core Plus VIT Portfolio 2017 Annual Report

rates to manage our duration and yield curveviii exposure. The use of these instruments in total contributed to performance. Credit default swaps (“CDS”), which were used to manage the Portfolio’s exposure to individual credits, did not materially impact performance results. Finally, the use of currency forwards to hedge its non-U.S. dollar currency exposure was negative for performance.

Performance review

For the twelve months ended December 31, 2017, Class I shares of Western Asset Core Plus VIT Portfolio1 returned 5.75%. The Portfolio’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 3.54%, for the same period. The Lipper Variable Core Plus Bond Funds Category Average2 returned 4.54% over the same time frame.

Performance Snapshot as of December 31, 2017 (unaudited)
	6 months	12 months
Western Asset Core Plus VIT Portfolio[1]:
Class I	1.96%	5.75%
Class II	2.08%	5.69%
Bloomberg Barclays U.S. Aggregate Index	1.24%	3.54%
Lipper Variable Core Plus Bond Funds Category Average[2]	1.41%	4.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2017 for Class I and Class II shares were 2.81% and 2.60%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.51% and 0.77%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds for the six-month period and among the 46 funds for the twelve-month period in the Portfolio’s Lipper category.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	3

Portfolio overview (cont’d)

Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.54% for Class I shares and 0.79% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Portfolio outperformed its benchmark during the reporting period. The largest contributors to its relative performance were duration and yield curve positioning. We tactically adjusted the Portfolio’s duration and benefited as longer-term rates declined during the year. In terms of yield curve positioning, the Portfolio was correctly positioned to benefit from a flattening of the curve.

The Portfolio’s out-of-benchmark allocation to non-agency residential mortgage-backed securities (“RMBS”) was beneficial given improving housing fundamentals, solid demand and a lack of new supply.

The Portfolio’s overweight exposure to emerging markets contributed to results. The asset class benefited from the synchronized global economic expansion, rising commodity prices, the weakening U.S. dollar and moderating concerns over U.S. protectionist policies. Against this backdrop, sovereign yields declined, corporate spreads tightened and most emerging market currencies strengthened versus the U.S. dollar. In terms of currencies, a long Mexican peso position was rewarded. This was partially offset by a long position to the Brazilian real, as it weakened against the U.S. dollar.

An overweight to investment-grade bonds was beneficial for returns. They performed well given strengthening corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment. Individual investment-grade corporate bonds that performed well included overweight positions in Wells Fargo & Co., Bank of America Corp. and Goldman Sachs Group Inc. Examples of high-yield corporate bonds that contributed to performance were our overweights in Petrobras Global Finance BV, Valeant Pharmaceuticals International Inc. and Sprint.

Finally, an overweight to asset-backed securities contributed to results as their spreads narrowed amid overall strong investor demand.

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance for the period was its underweight position in agency MBS. While we increased the Portfolio’s allocation to the sector during the reporting period,

4	Western Asset Core Plus VIT Portfolio 2017 Annual Report

having an underweight was not rewarded as agency MBS outperformed equal-weighted Treasuries.

Security selection of commercial mortgage-backed securities and high-yield corporate bonds was a headwind for results as certain holdings underperformed the benchmark. Examples of weak high-yield corporate bonds that detracted from performance were our overweights in Petco Animal Supplies Inc., Academy Ltd. and Neiman Marcus Group Inc.

Modestly detracting from performance was the Portfolio’s allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)ix. While inflation expectations increased as the reporting period progressed, TIPS lagged the benchmark in 2017. Finally, several investment-grade corporate bonds detracted from results, including overweight positions in Teva Pharmaceuticals, T-Mobile and Apache Corp.

Thank you for your investment in Western Asset Core Plus VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2018

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgaged-backed or mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and the possibility of loss. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 41 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2017 were: Mortgage-Backed Securities (22.6%), U.S. Government & Agency Obligations (18.9%), Financials (11.7%), Collateralized Mortgage Obligations (11.1%) and Sovereign Bonds (6.6%). The Portfolio’s composition is subject to change at any time.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	5

Portfolio overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The JPMorgan Government Bond Index-Emerging Markets Global Diversified Index tracks the performance of local currencydebt issued by emerging market governments, whose debt is accessible by most of the international investor base.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives such as swap contracts, forward foreign currency contracts, futures contracts and written options. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	1.96%	$1,000.00	$1,019.60	0.54%	$2.75	Class I	5.00%	$1,000.00	$1,022.48	0.54%	$2.75
Class II	2.08	1,000.00	1,020.80	0.76	3.87	Class II	5.00	1,000.00	1,021.37	0.76	3.87

8	Western Asset Core Plus VIT Portfolio 2017 Annual Report

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/17	5.75%	5.69%
Five Years Ended 12/31/17	4.02	N/A
Ten Years Ended 12/31/17	6.74	N/A
Inception* through 12/31/17	—	2.96

Cumulative total returns[1]
Class I (12/31/07 through 12/31/17)	91.97%
Class II (Inception date of 5/1/15 through 12/31/17)	8.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are June 16, 1994 and May 1, 2015, respectively.

10	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class I shares of Western Asset Core Plus VIT Portfolio vs. Bloomberg Barclays U.S. Aggregate Index† — December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Core Plus VIT Portfolio on December 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. This index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Prior to April 15, 2015, the Portfolio was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Aggregate Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus VIT	— Western Asset Core Plus VIT Portfolio

12	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Aggregate Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus VIT	— Western Asset Core Plus VIT Portfolio

Western Asset Core Plus VIT Portfolio 2017 Annual Report	13

Schedule of investments

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 27.2%
Consumer Discretionary — 2.7%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	40,000	$41,550
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	90,000	93,136
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	160,000	170,000	(a)
Total Auto Components				304,686
Automobiles — 0.7%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	40,000	41,976
Ford Motor Co., Senior Notes	4.750%	1/15/43	80,000	81,428
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	200,000	202,946
General Motors Co., Senior Notes	5.200%	4/1/45	60,000	63,634
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	990,000	1,042,267
Total Automobiles				1,432,251
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	60,000	60,750	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	327,179	327,179	(a)(b)(c)(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	11/1/23	130,000	139,262
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	130,000	136,338
McDonald’s Corp., Senior Notes	3.700%	1/30/26	230,000	240,156
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	160,000	166,000	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	100,000	105,625	(a)
Total Hotels, Restaurants & Leisure				1,175,310
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	50,000	51,390
Newell Brands Inc., Senior Notes	3.150%	4/1/21	30,000	30,358
Newell Brands Inc., Senior Notes	3.850%	4/1/23	70,000	72,517
Newell Brands Inc., Senior Notes	4.200%	4/1/26	60,000	62,728
Total Household Durables				216,993
Internet & Direct Marketing Retail — 0.3%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	130,459	(a)
Amazon.com Inc., Senior Notes	3.875%	8/22/37	60,000	63,884	(a)
Amazon.com Inc., Senior Notes	4.950%	12/5/44	120,000	146,446
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	97,420	(a)
Netflix Inc., Senior Bonds	5.875%	2/15/25	160,000	170,400
Total Internet & Direct Marketing Retail				608,609

See Notes to Financial Statements.

14	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	70,000	$72,297	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	170,000	167,875	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	120,000	119,353
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	30,819
Comcast Corp., Senior Notes	3.999%	11/1/49	165,000	169,419
DISH DBS Corp., Senior Notes	7.875%	9/1/19	70,000	75,075
DISH DBS Corp., Senior Notes	6.750%	6/1/21	120,000	126,300
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	290,000	301,431	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	300,000	301,875	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	10,000	12,571
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	200,000	235,898
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	90,000	97,962
Time Warner Inc., Senior Notes	4.750%	3/29/21	20,000	21,304
Time Warner Inc., Senior Notes	6.250%	3/29/41	60,000	74,346
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	100,000	97,625	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	40,000	40,889
Total Media				1,945,039
Multiline Retail — 0.0%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	40,000	41,975
Total Consumer Discretionary				5,724,863
Consumer Staples — 2.1%
Beverages — 0.7%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	150,000	150,860
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	120,000	122,934
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	270,000	279,107
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	350,000	407,271
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	160,000	158,956
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	90,000	98,768
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	60,000	61,800	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	150,000	182,740	(a)
Total Beverages				1,462,436
Food & Staples Retailing — 0.2%
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	59,173
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	165,040
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	172,578
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	80,000	79,252
Total Food & Staples Retailing				476,043

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.4%
Danone SA, Senior Bonds	2.589%	11/2/23	420,000	$410,136	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	10,000	10,607	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	70,000	72,415
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	76,648
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	110,000	121,458
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	70,000	73,325	(a)
Total Food Products				764,589
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	120,000	133,068
Altria Group Inc., Senior Notes	2.850%	8/9/22	130,000	130,937
BAT Capital Corp., Senior Notes	3.557%	8/15/27	480,000	481,574	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	210,000	222,021	(a)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	190,000	188,889
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	30,000	30,382
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	190,000	188,379
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	140,000	138,848
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	10,907
Reynolds American Inc., Senior Notes	3.250%	6/12/20	12,000	12,200
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	100,276
Total Tobacco				1,637,481
Total Consumer Staples				4,340,549
Energy — 3.4%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	110,000	114,508
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	22,505
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	11,529
Total Energy Equipment & Services				148,542
Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	40,000	42,272
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	120,000	147,405
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	85,155
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	38,727
Apache Corp., Senior Notes	5.100%	9/1/40	170,000	181,736
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	87,528
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	230,000	238,144
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	190,000	194,240
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	70,000	72,583
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	70,000	67,900

See Notes to Financial Statements.

16	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chevron Corp., Senior Notes	2.954%	5/16/26	230,000	$230,180
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	490,000	494,732
Continental Resources Inc., Senior Notes	4.375%	1/15/28	50,000	49,422	(a)
Devon Energy Corp., Senior Notes	3.250%	5/15/22	60,000	61,090
Devon Energy Corp., Senior Notes	5.850%	12/15/25	80,000	93,562
Devon Energy Corp., Senior Notes	5.600%	7/15/41	10,000	11,827
Devon Energy Corp., Senior Notes	5.000%	6/15/45	180,000	201,574
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	40,000	55,039
Ecopetrol SA, Senior Notes	5.875%	5/28/45	180,000	184,410
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	31,982
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	90,000	91,486
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	44,885
Kerr-McGee Corp., Notes	6.950%	7/1/24	220,000	259,678
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	93,219
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	70,000	70,224
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	10,371
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	60,000	77,660
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	70,000	74,881
Noble Energy Inc., Senior Notes	4.150%	12/15/21	150,000	156,437
Noble Energy Inc., Senior Notes	3.850%	1/15/28	100,000	100,509
Noble Energy Inc., Senior Notes	4.950%	8/15/47	50,000	53,720
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	110,000	113,162
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	92,268
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	60,000	59,720
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	79,545
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	40,000	44,388
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	90,000	95,915
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	644,000	646,737	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	430,000	474,290
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	90,000	86,962
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	250,000	284,062
Range Resources Corp., Senior Notes	5.000%	3/15/23	150,000	150,000
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	122,422
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	50,000	50,682	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	30,000	31,578	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	240,000	240,268
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	11,401
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	180,348

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.000%	5/10/46	130,000	$138,816
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	130,000	166,416
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	160,000	185,600
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,500
WPX Energy Inc., Senior Notes	8.250%	8/1/23	70,000	79,800
Total Oil, Gas & Consumable Fuels				6,947,458
Total Energy				7,096,000
Financials — 10.8%
Banks — 7.6%
Bank of America Corp., Senior Notes	2.600%	1/15/19	5,000	5,018
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	92,134
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790)	3.004%	12/20/23	393,000	394,280	(a)(e)
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	153,525
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	132,299	(e)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,061,000	1,062,564	(a)(e)
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	40,000	42,769
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	135,371
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	260,000	274,299
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,145,719
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	200,000	210,075	(e)(f)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	213,758	(a)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	50,000	53,625	(e)(f)
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/24 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	70,000	74,637	(e)(f)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	59,346
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	165,708
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	10,000	10,565
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	20,383
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	83,812
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	700,000	741,973
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	175,586
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	15,407
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	77,477
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	170,000	174,244	(a)

See Notes to Financial Statements.

18	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	455,000	$510,169	(a)(e)(f)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	390,000	418,604
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	680,000	744,600	(a)(e)(f)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	250,000	266,875	(e)(f)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	280,000	286,316
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	270,000	287,356
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	420,000	436,066
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	198,766	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,070,000	1,097,105	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	350,000	367,126
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	62,643
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	140,000	147,965
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	53,249
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	170,000	198,055
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	200,000	198,527	(e)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	210,000	220,674
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	530,000	562,640	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	130,000	143,365
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	630,000	669,134
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	100,000	118,772
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	73,127
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	340,000	413,906	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	290,000	284,348
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	300,000	305,083	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	300,000	316,711	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/29/18	320,000	322,800	(e)(f)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	190,000	186,444
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	52,487
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	560,000	596,994
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	320,000	349,785
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	340,347
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	42,290
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	130,000	145,651
Total Banks				15,932,554

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	19

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — 1.3%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	250,000		$268,135
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	330,000		381,359
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	170,000		195,207
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	50,000		50,095
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	300,000		325,296
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000		41,525
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000		193,182
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000		100,689
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	280,000		284,386	(e)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		135,038
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	200,000		209,234
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000		254,806
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	250,000		290,588
Total Capital Markets					2,729,540
Consumer Finance — 0.1%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000		65,025
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	220,000		231,229
DAE Funding LLC, Senior Notes	4.500%	8/1/22	40,000		39,400	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	30,000		29,700	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	202,000		201,152
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	40,000		41,930
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		103,604
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	90,000		108,484
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000		33,311
Magnolia Finance X Ltd.	2.812%	12/3/20	1,200,624	GBP	1,588,603	(a)(c)(d)
Magnolia Finance X Ltd.	4.332%	12/3/20	361,163	GBP	477,872	(a)(c)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	30,000		29,925	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	60,000		59,700	(a)
Total Diversified Financial Services					2,944,910
Insurance — 0.4%
American International Group Inc., Senior Notes	3.750%	7/10/25	130,000		134,246
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	40,000		39,953
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	70,000		79,234
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	8,000		11,325	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	530,000		607,678	(a)
Total Insurance					872,436

See Notes to Financial Statements.

20	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	40,000	$41,600	(a)
Total Financials				22,586,065
Health Care — 1.8%
Biotechnology — 0.2%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	90,000	92,672
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000	32,580
Celgene Corp., Senior Notes	5.000%	8/15/45	110,000	125,292
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000	51,757
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	100,000	103,847
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000	115,956
Total Biotechnology				522,104
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	100,000	102,876
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000	90,172
Abbott Laboratories, Senior Notes	4.900%	11/30/46	80,000	92,091
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	200,000	200,840
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	31,000	31,797
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	10,000	10,978
Medtronic Inc., Senior Notes	3.500%	3/15/25	210,000	218,050
Total Health Care Equipment & Supplies				746,804
Health Care Providers & Services — 0.8%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	29,562
Anthem Inc., Senior Notes	2.950%	12/1/22	160,000	160,249
Anthem Inc., Senior Notes	3.350%	12/1/24	50,000	50,802
Anthem Inc., Senior Notes	3.650%	12/1/27	100,000	102,140
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	60,000	59,059
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	70,000	69,009
Centene Corp., Senior Notes	4.750%	5/15/22	70,000	72,975
DaVita Inc., Senior Notes	5.000%	5/1/25	10,000	10,022
HCA Inc., Senior Bonds	5.375%	2/1/25	50,000	51,875
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	20,000	20,150
HCA Inc., Senior Secured Notes	5.250%	6/15/26	50,000	53,125
HCA Inc., Senior Secured Notes	5.500%	6/15/47	20,000	20,000
Humana Inc., Senior Notes	3.950%	3/15/27	390,000	404,560
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	70,000	70,875	(a)
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	170,000	174,635
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	70,000	74,725	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	21

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	60,000	$61,275
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	100,000	105,506
Total Health Care Providers & Services				1,590,544
Pharmaceuticals — 0.5%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	240,000	244,702
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	60,000	60,975
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	40,000	35,846
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.400%	7/20/18	40,000	39,739
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	50,000	48,598
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	20,000	17,438
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	40,000	33,087
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	50,000	50,250	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	160,000	163,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	90,000	83,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	130,000	135,811	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	20,000	21,050	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	70,000	75,075	(a)
Wyeth LLC, Notes	5.950%	4/1/37	10,000	13,432
Total Pharmaceuticals				1,022,903
Total Health Care				3,882,355
Industrials — 1.4%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	4.875%	2/15/20	160,000	169,045
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	10,172
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	110,000	114,415
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	33,745
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	280,000	281,007
United Technologies Corp., Senior Notes	4.500%	6/1/42	40,000	44,436
Total Aerospace & Defense				652,820
Air Freight & Logistics — 0.0%
United Parcel Service Inc., Senior Notes	2.500%	4/1/23	50,000	49,759
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	30,000	30,040
Total Air Freight & Logistics				79,799
Airlines — 0.1%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	21,078	21,184	(a)(c)
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	33,899	38,625
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	19,885	20,780	(a)

See Notes to Financial Statements.

22	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	29,011	$30,462
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	69,303	71,787
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	56,781	58,495
Total Airlines				241,333
Commercial Services & Supplies — 0.3%
Cintas Corp., Senior Notes	2.900%	4/1/22	180,000	181,789
Cintas Corp., Senior Notes	3.700%	4/1/27	240,000	250,204
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	120,000	126,750
Waste Management Inc., Senior Notes	3.500%	5/15/24	20,000	20,736
Total Commercial Services & Supplies				579,479
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	2.750%	11/2/22	270,000	271,094
Eaton Corp., Senior Notes	4.150%	11/2/42	30,000	31,361
Total Electrical Equipment				302,455
Industrial Conglomerates — 0.5%
General Electric Co., Senior Notes	4.650%	10/17/21	22,000	23,698
General Electric Co., Senior Notes	5.875%	1/14/38	30,000	38,870
General Electric Co., Senior Notes	6.875%	1/10/39	551,000	795,512
General Electric Co., Senior Notes	4.500%	3/11/44	170,000	188,771
General Electric Co., Subordinated Notes	5.300%	2/11/21	20,000	21,605
Total Industrial Conglomerates				1,068,456
Trading Companies & Distributors — 0.0%
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	40,000	40,350	(a)
Total Industrials				2,964,692
Information Technology — 1.7%
Communications Equipment — 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	30,000	35,422
IT Services — 0.3%
First Data Corp., Senior Secured Notes	5.375%	8/15/23	180,000	187,812	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	210,000	214,902
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	148,304
Total IT Services				551,018
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	90,000	86,171	(a)
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	10,000	9,859	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	42,270
Total Semiconductors & Semiconductor Equipment				138,300

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	23

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.5%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	300,000	$289,643
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	203,060
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	69,960
Microsoft Corp., Senior Notes	3.300%	2/6/27	370,000	382,094
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	10,331
Microsoft Corp., Senior Notes	3.950%	8/8/56	50,000	53,532
Total Software				1,008,620
Technology Hardware, Storage & Peripherals — 0.8%
Apple Inc., Senior Notes	2.000%	11/13/20	110,000	109,350
Apple Inc., Senior Notes	2.450%	8/4/26	200,000	191,910
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	70,000	76,667	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	700,000	709,013	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	650,000	677,841	(a)
Total Technology Hardware, Storage & Peripherals				1,764,781
Total Information Technology				3,498,141
Materials — 1.2%
Containers & Packaging — 0.1%
Pactiv LLC, Senior Bonds	8.375%	4/15/27	250,000	287,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	10,000	10,362	(a)
Total Containers & Packaging				297,862
Metals & Mining — 1.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	200,000	219,000	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	298,915	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,000	5,297
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	230,000	283,599
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	208,916
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	120,000	120,600
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	20,000	20,075
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	70,000	72,502	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	137,542	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	90,000	90,531	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	298,333	9,696	*(a)(g)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	2,970	0	(a)(b)(c)(d)(h)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	390,000	437,217
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	310,000	381,300
Total Metals & Mining				2,285,190
Total Materials				2,583,052

See Notes to Financial Statements.

24	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	330,000	$340,852	(a)
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.8%
AT&T Inc., Senior Notes	3.400%	5/15/25	40,000	39,390
AT&T Inc., Senior Notes	4.250%	3/1/27	100,000	102,130
AT&T Inc., Senior Notes	3.900%	8/14/27	170,000	171,470
AT&T Inc., Senior Notes	4.900%	8/14/37	60,000	60,944
AT&T Inc., Senior Notes	4.350%	6/15/45	310,000	287,112
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	200,000	203,824	(a)
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	260,000	286,805
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	10,000	11,438
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	40,000	40,777
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	59,000	59,316	(a)
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	140,000	146,259
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	70,000	73,200
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	200,000	197,739
Total Diversified Telecommunication Services				1,680,404
Wireless Telecommunication Services — 0.2%
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	120,000	128,700	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	220,000	231,000
Total Wireless Telecommunication Services				359,700
Total Telecommunication Services				2,040,104
Utilities — 0.9%
Electric Utilities — 0.8%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	147,000	197,061
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	160,000	201,556
FirstEnergy Corp., Notes	7.375%	11/15/31	340,000	459,645
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	320,000	334,599
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	200,000	205,327
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	310,000	391,381
Total Electric Utilities				1,789,569
Gas Utilities — 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	50,000	67,945
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., Senior Notes	5.500%	4/15/25	130,000	137,150
Total Utilities				1,994,664
Total Corporate Bonds & Notes (Cost — $55,086,144)				57,051,337

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	25

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — 3.2%
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	250,000	$249,315	(a)
Conseco Financial Corp., 1997-7 M1	7.030%	7/15/28	270,011	269,057	(e)
Hertz Vehicle Financing LLC, 2017-1A A	2.960%	10/25/21	300,000	300,081	(a)
Navient Student Loan Trust, 2017-3A A3 (1 mo. USD LIBOR + 1.050%)	2.602%	7/26/66	550,000	565,447	(a)(e)
Nelnet Student Loan Trust, 2008-3 A4 (3 mo. USD LIBOR + 1.650%)	3.112%	11/25/24	186,636	190,331	(e)
SLM Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	1.879%	6/15/39	1,270,000	1,217,350	(e)
Small Business Administration Participation Certificates, 2017-20D 1	2.840%	4/1/37	68,629	69,008
Small Business Administration Participation Certificates, 2017-20G 1	2.980%	7/1/37	60,000	60,721
Small Business Administration Participation Certificates, 2017-20L 1	2.780%	12/1/37	100,000	99,971
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,598,576	(a)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	439,546	444,961	(a)
Upstart Securitization Trust, 2017-2 A	2.508%	3/20/25	1,710,000	1,712,719	(a)
Total Asset-Backed Securities (Cost — $6,572,319)				6,777,537

			Face Amount†
Collateralized Mortgage Obligations (i) — 11.1%
BAMLL Commercial Mortgage Securities Trust, 2014-FL1 E (1 mo. USD LIBOR + 5.500%)	6.977%	12/15/31	260,000	247,858	(a)(e)
Banc of America Funding Corp., 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	1.378%	8/27/36	271,893	271,684	(a)(e)
Banc of America Funding Corp., 2015-R4 6A2 (1 mo. USD LIBOR + 0.140%)	1.378%	8/27/36	780,000	736,860	(a)(e)
Bank, 2017-BNK7 A5	3.435%	9/15/60	190,000	194,769
Bank, 2017-BNK7 XA	0.827%	9/15/60	3,284,746	191,294	(e)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	356,613	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-2A B1	1.722%	5/25/35	259,421	194,888	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	1.958%	8/25/35	939,263	923,587	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	2.084%	8/25/35	1,024,873	1,012,150	(a)(e)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	130,000	102,966
Citigroup Commercial Mortgage Trust, 2017-C4 A4	3.471%	10/12/50	490,000	503,086
Cold Storage Trust, 2017-ICE3 B (1 mo. USD LIBOR + 1.250%)	2.727%	4/15/36	200,000	200,741	(a)(e)
Credit Suisse Mortgage Trust, 2016-BDWN A (1 mo. USD LIBOR + 2.900%)	4.377%	2/15/29	470,000	472,641	(a)(e)
Credit Suisse Mortgage Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	7.097%	7/15/32	800,000	815,018	(a)(e)
CSAIL Commercial Mortgage Trust, 2015-C2 C	4.210%	6/15/57	536,000	495,720	(e)

See Notes to Financial Statements.

26	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
DBUBS Mortgage Trust, 2017-BRBK A	3.452%	10/10/34	530,000	$541,790	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO (-1.000 × 1 mo. USD LIBOR + 6.430%)	4.953%	2/15/37	3,662,713	603,649	(e)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO (12 mo. USD LIBOR + 1.870%)	1.992%	2/15/38	86,369	5,650	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	4.452%	7/25/28	1,260,000	1,298,688	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.002%	10/25/29	460,000	501,010	(e)
Federal National Mortgage Association (FNMA), 2006-115 EI, IO (-1.000 × 1 mo. USD LIBOR + 6.640%)	5.088%	12/25/36	3,257,784	611,649	(e)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.574%	8/25/55	789,312	40,655	(e)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO (-1.000 × 1 mo. USD LIBOR + 6.100%)	4.548%	9/25/46	1,089,215	174,276	(e)
Federal National Mortgage Association (FNMA), 2017-M15 ATS2	3.136%	11/25/27	60,000	60,569	(e)
First Horizon Mortgage Pass-Through Trust, 2005-AR1 B1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.210%	4/25/35	298,588	240,298	(e)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,940,000	2,070,509	(e)
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000 × 1 mo. USD LIBOR + 6.050%)	4.549%	3/20/42	946,005	152,573	(e)
Government National Mortgage Association (GNMA), 2012-043 SN, IO (-1.000 × 1 mo. USD LIBOR + 6.600%)	5.109%	4/16/42	529,454	112,101	(e)
Government National Mortgage Association (GNMA), 2013-101 IO	0.676%	10/16/54	6,238,259	214,335	(e)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.781%	8/16/54	2,787,754	138,710	(e)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	359,511	75,402
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	2,703,508	548,270
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 × 1 mo. USD LIBOR + 6.100%)	4.609%	10/16/46	445,089	93,023	(e)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	300,000	233,095
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	610,000	628,872
GS Mortgage Securities Trust, 2017-SLP E	4.591%	10/10/32	190,000	184,132	(a)(e)
Homestar Mortgage Acceptance Corp., 2004-5 M2 (1 mo. USD LIBOR + 1.005%)	2.557%	10/25/34	728,414	731,595	(e)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22 (1 mo. USD LIBOR + 0.180%)	1.732%	7/25/47	399,784	303,797	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	1,210,000	291,634	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	27

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (i) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	5.228%	5/15/28	200,000		$195,247	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000		196,396
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	143,628		139,496
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.169%	12/12/49	252,103		228,153	(e)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	2.100%	11/15/34	720,000		723,255	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 7A2 (12 mo. Monthly Treasury Average Index + 0.770%)	1.714%	4/26/47	730,000		658,657	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.260%)	1.758%	4/26/47	321,205		322,796	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A2 (1 mo. USD LIBOR + 0.260%)	1.758%	4/26/47	520,000		479,147	(a)(e)
Morgan Stanley Reremic Trust, 2015-R3 7A1 (12 mo. Monthly Treasury Average Index + 0.770%)	1.714%	4/26/47	463,939		452,718	(a)(e)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	1,179,673		1,225,550	(a)(e)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	3.183%	7/26/37	367,701		368,094	(a)(e)
Towd Point Mortgage Funding Trust, 2016-V1A A1 (3 mo. GBP LIBOR + 1.200%)	1.482%	2/20/54	774,760	GBP	1,055,118	(a)(e)
UBS Commercial Mortgage Trust, 2017-C3 AS	3.739%	8/15/50	200,000		204,568	(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	164,301		162,791	(a)(e)
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA, IO	1.285%	3/15/50	2,214,494		206,207	(e)
Total Collateralized Mortgage Obligations (Cost — $23,589,871)					23,194,350
Mortgage-Backed Securities — 22.6%
FHLMC — 6.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/43-3/1/45	1,165,692		1,201,387
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41	475,961		521,667
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/38	1,987,230		2,121,405
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43	5,163,311		5,447,781
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/47	3,207,689		3,217,927
Total FHLMC					12,510,167
FNMA — 11.4%
Federal National Mortgage Association (FNMA)	4.500%	10/1/47-4/1/56	1,759,956		1,879,266
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-7/1/45	2,665,567		2,822,997
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-3/1/57	1,720,004		1,767,632
Federal National Mortgage Association (FNMA)	3.000%	1/23/33	1,200,000		1,222,359	(j)
Federal National Mortgage Association (FNMA)	3.500%	1/18/48	6,400,000		6,571,500	(j)
Federal National Mortgage Association (FNMA)	4.000%	1/18/48	700,000		732,072	(j)

See Notes to Financial Statements.

28	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.000%	1/18/48	2,400,000	$2,579,859	(j)
Federal National Mortgage Association (FNMA)	3.000%	11/1/46-2/1/47	6,092,143	6,107,115
Federal National Mortgage Association (FNMA)	2.940%	7/1/27	200,000	200,594
Total FNMA				23,883,394
GNMA — 5.2%
Government National Mortgage Association (GNMA)	4.500%	1/24/48	200,000	210,438	(j)
Government National Mortgage Association (GNMA) II	3.000%	11/20/47	399,001	403,133
Government National Mortgage Association (GNMA) II	3.500%	10/20/47-11/20/47	2,689,043	2,787,194
Government National Mortgage Association (GNMA) II	4.000%	1/24/48	3,700,000	3,857,250	(j)
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-8/20/47	2,524,417	2,640,888
Government National Mortgage Association (GNMA) II	3.000%	1/24/48	900,000	908,227	(j)
Government National Mortgage Association (GNMA) II	3.500%	1/24/48	200,000	206,766	(j)
Total GNMA				11,013,896
Total Mortgage-Backed Securities (Cost — $47,765,015)				47,407,457
Senior Loans — 5.8%
Consumer Discretionary — 2.2%
Auto Components — 0.0%
American Axle & Manufacturing Inc., Term Loan B	3.620-3.810%	4/6/24	28,927	29,028	(e)(k)(l)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.319%	5/2/22	297,754	300,226	(e)(k)(l)
Hotels, Restaurants & Leisure — 0.7%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (3 mo. LIBOR + 2.250%)	3.819-3.943%	2/16/24	299,245	299,572	(e)(k)(l)
Aristocrat Leisure Ltd., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.363%	10/20/21	53,271	53,379	(e)(k)(l)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.975%	9/15/23	208,949	210,370	(e)(k)(l)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B	—	9/27/24	75,000	75,403	(c)(m)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	29

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Golden Nugget Inc., 2017 Incremental Term Loan (2 mo. LIBOR + 3.250%)	4.656-4.857%	10/4/23	299,900	$302,498	(e)(k)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.552%	10/25/23	295,179	296,990	(e)(k)(l)
Scientific Games International Inc., 2017 Term Loan B4 (1 mo. LIBOR + 3.250%)	4.672-4.819%	8/14/24	175,919	177,678	(e)(k)(l)(m)
Total Hotels, Restaurants & Leisure				1,415,890
Media — 1.0%
Charter Communications Operating LLC, 2017 Term Loan B	—	4/13/25	291,913	292,460	(m)
Lions Gate Entertainment Corp., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.819%	12/8/23	137,786	138,303	(e)(k)(l)
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	4.349%	1/31/26	224,000	216,627	(e)(k)(l)
Sinclair Television Group Inc., 2017 Term Loan B	—	5/10/24	160,000	160,049	(m)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.319%	3/15/24	643,468	642,302	(e)(k)(l)
UPC Financing Partnership, USD Term Loan AR (1 mo. LIBOR + 2.500%)	3.977%	1/15/26	240,000	240,173	(e)(k)(l)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	3.977%	4/15/25	330,000	327,849	(e)(k)(l)
Total Media				2,017,763
Specialty Retail — 0.4%
Academy Ltd., 2015 Term Loan B (3 mo. LIBOR + 4.000%)	5.495-5.569%	7/1/22	288,894	228,226	(c)(e)(k)(l)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.391-4.569%	11/8/23	217,800	219,502	(e)(k)(l)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.209-4.319%	1/30/23	279,441	279,907	(e)(k)(l)
Staples Inc., 2017 Term Loan B (3 mo. LIBOR + 4.000%)	5.489%	9/12/24	102,965	100,944	(e)(k)(l)
Total Specialty Retail				828,579
Textiles, Apparel & Luxury Goods — 0.0%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.980%	10/28/20	145,875	84,972	(e)(k)(l)
Total Consumer Discretionary				4,676,458
Consumer Staples — 0.4%
Food & Staples Retailing — 0.3%
Albertsons LLC, USD 2017 Term Loan B4 (1 mo. LIBOR + 2.750%)	4.319%	8/25/21	303,565	297,987	(e)(k)(l)
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.462%	6/22/23	294,734	289,171	(c)(e)(k)(l)
Total Food & Staples Retailing				587,158

See Notes to Financial Statements.

30	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.250%)	3.820%	5/24/24	144,537	$145,199	(e)(k)(l)
Total Consumer Staples				732,357
Financials — 0.5%
Capital Markets — 0.5%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.693%	3/27/23	979,020	984,090	(e)(k)(l)
Health Care — 0.4%
Health Care Providers & Services — 0.3%
Jaguar Holding Co. II, 2017 Term Loan (3 mo. LIBOR + 2.750%)	4.319-4.443%	8/18/22	299,233	300,149	(e)(k)(l)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.693%	6/7/23	289,523	290,450	(e)(k)(l)
Total Health Care Providers & Services				590,599
Health Care Technology — 0.0%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.319%	3/1/24	103,390	103,672	(e)(k)(l)
Pharmaceuticals — 0.1%
Catalent Pharma Solutions Inc., USD Term Loan B (1 mo. LIBOR + 2.250%)	3.819%	5/20/21	157,527	158,413	(e)(k)(l)
Total Health Care				852,684
Industrials — 0.9%
Air Freight & Logistics — 0.5%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.751%	4/3/22	522,375	519,178	(e)(k)(l)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.599%	11/1/21	478,968	482,450	(e)(k)(l)
Total Air Freight & Logistics				1,001,628
Airlines — 0.2%
American Airlines Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.477%	12/14/23	148,500	148,651	(e)(k)(l)
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.552%	6/26/20	150,000	150,469	(e)(k)(l)
Total Airlines				299,120
Building Products — 0.0%
Quikrete Holdings Inc., 2016 First Lien Term Loan	—	11/15/23	78,667	78,924	(m)
Professional Services — 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.569%	4/10/23	296,258	297,794	(e)(k)(l)
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply Inc., 2017 Term Loan B	—	8/23/24	241,000	242,011	(m)
Total Industrials				1,919,477

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	31

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.3%
IT Services — 0.2%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.802%	4/26/24	315,876	$316,440	(c)(e)(k)(l)
Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2017 First Lien Term Loan	—	3/31/23	36,034	36,248	(m)
Software — 0.1%
Dell Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.570%	9/7/23	150,000	150,087	(e)(k)(l)
Total Information Technology				502,775
Materials — 0.4%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.069%	10/31/23	298,249	299,942	(e)(k)(l)
Containers & Packaging — 0.3%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.681-3.819%	10/1/22	371,043	372,898	(e)(k)(l)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.319%	2/5/23	188,723	189,860	(e)(k)(l)
Total Containers & Packaging				562,758
Total Materials				862,700
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.250%)	3.819%	4/25/23	208,968	210,051	(e)(k)(l)
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.069%	4/18/24	26,932	27,088	(e)(k)(l)
Total Real Estate				237,139
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.3%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.319%	1/31/25	245,000	236,819	(e)(k)(l)
Level 3 Financing Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.696%	2/22/24	300,000	300,375	(e)(k)(l)
Total Diversified Telecommunication Services				537,194
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	3.741%	7/17/25	274,247	273,493	(e)(k)(l)
Sprint Communications Inc., First Lien Term Loan B (1 mo. LIBOR + 2.500%)	4.125%	2/2/24	5,985	5,989	(e)(k)(l)
Total Wireless Telecommunication Services				279,482
Total Telecommunication Services				816,676

See Notes to Financial Statements.

32	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.2%
Independent Power and Renewable Electricity Producers — 0.2%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.501-4.569%	6/30/18	300,000		$301,050	(c)(e)(k)(l)
TPF II Power LLC, Term Loan B (1 mo. LIBOR + 3.750%)	5.319%	10/2/23	154,579		156,125	(e)(k)(l)
Total Utilities					457,175
Total Senior Loans (Cost — $12,191,762)					12,041,531
Sovereign Bonds — 6.6%
Argentina — 0.8%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	160,000		172,288	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	160,000	ARS	8,902
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.468%	6/21/20	750,000	ARS	43,317	(e)
Republic of Argentina, Bonds	18.200%	10/3/21	9,410,000	ARS	517,868
Republic of Argentina, Senior Bonds	5.625%	1/26/22	350,000		370,125
Republic of Argentina, Senior Bonds	7.500%	4/22/26	460,000		521,939
Total Argentina					1,634,439
Brazil — 1.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	2,228,000	BRL	691,407
Federative Republic of Brazil, Notes	10.000%	1/1/23	5,048,000	BRL	1,540,960
Federative Republic of Brazil, Notes	10.000%	1/1/27	276,000	BRL	82,405
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	510,000		476,595
Total Brazil					2,791,367
China — 0.6%
China Government Bond, Senior Bonds	3.390%	5/21/25	1,500,000	CNY	218,598	(n)
China Government Bond, Senior Bonds	3.310%	11/30/25	7,500,000	CNY	1,083,187	(n)
Total China					1,301,785
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	240,000		275,400
Indonesia — 0.5%
Republic of Indonesia, Notes	3.750%	4/25/22	390,000		402,281	(n)
Republic of Indonesia, Senior Notes	3.500%	1/11/28	260,000		259,759
Republic of Indonesia, Senior Notes	4.350%	1/11/48	300,000		305,109
Total Indonesia					967,149
Kuwait — 0.3%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	670,000		681,669	(a)
Mexico — 1.6%
United Mexican States, Senior Bonds	10.000%	12/5/24	2,000,000	MXN	114,755
United Mexican States, Senior Bonds	7.750%	11/13/42	52,820,000	MXN	2,672,900

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	33

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Senior Bonds	8.000%	11/7/47	7,860,000	MXN	$408,314
United Mexican States, Senior Notes	4.600%	2/10/48	230,000		227,355
Total Mexico					3,423,324
Nigeria — 0.1%
Republic of Nigeria, Senior Notes	6.500%	11/28/27	200,000		209,056	(a)
Peru — 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	20,000		27,150
Republic of Peru, Senior Bonds	5.625%	11/18/50	120,000		154,260
Total Peru					181,410
Poland — 0.2%
Republic of Poland, Senior Notes	4.000%	1/22/24	320,000		341,821
Russia — 0.9%
Russian Federal Bond, Bonds	7.000%	8/16/23	39,030,000	RUB	677,310
Russian Federal Bond, Bonds	7.050%	1/19/28	65,712,000	RUB	1,109,310
Total Russia					1,786,620
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	260,000		255,260	(a)
Total Sovereign Bonds (Cost — $14,044,185)					13,849,300
U.S. Government & Agency Obligations — 18.9%
U.S. Government Obligations — 18.9%
U.S. Treasury Bonds	3.750%	11/15/43	7,910,000		9,426,804
U.S. Treasury Bonds	3.000%	2/15/47	370,000		389,201
U.S. Treasury Bonds	3.000%	5/15/47	3,780,000		3,974,980
U.S. Treasury Bonds	2.750%	8/15/47	2,230,000		2,233,266
U.S. Treasury Bonds	2.750%	11/15/47	1,610,000		1,612,893
U.S. Treasury Notes	1.750%	6/30/22	550,000		540,128
U.S. Treasury Notes	2.125%	3/31/24	1,730,000		1,712,599
U.S. Treasury Notes	2.000%	6/30/24	8,970,000		8,799,710
U.S. Treasury Notes	2.125%	7/31/24	2,550,000		2,520,117
U.S. Treasury Notes	2.125%	11/30/24	5,350,000		5,280,513
U.S. Treasury Notes	2.250%	12/31/24	680,000		676,414
U.S. Treasury Notes	2.250%	11/15/25	2,280,000		2,260,362
U.S. Treasury Notes	2.250%	11/15/27	240,000		236,653
Total U.S. Government & Agency Obligations (Cost — $39,242,155)					39,663,640
U.S. Treasury Inflation Protected Securities — 3.3%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,277,950		1,285,687
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	3,012,412		2,991,860
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/27	2,601,620		2,588,632
Total U.S. Treasury Inflation Protected Securities (Cost — $6,698,249)					6,866,179

See Notes to Financial Statements.

34	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

Security				Shares	Value
Common Stocks — 0.5%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.				22,038	$263,354	*(c)(d)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares				1	48,891	*(c)(d)
Total Consumer Discretionary					312,245
Energy — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.				108,106,087	583,773	*(c)(d)
Oil, Gas & Consumable Fuels — 0.0%
MWO Holdings LLC				146	3,248	*(c)(d)
Total Energy					587,021
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.				17,686	51,466	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.				965	0	*(c)(d)(h)
Total Industrials					51,466
Total Common Stocks (Cost — $1,234,959)					950,732

	Rate
Preferred Stocks — 0.4%
Financials — 0.4%
Consumer Finance — 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.100%			9,199	238,714	(e)
Diversified Financial Services — 0.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.681%			19,800	544,104	(e)
Total Financials					782,818
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%			7,860,600	78,606	*(c)(d)
Total Preferred Stocks (Cost — $1,337,510)					861,424

		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
Euro Bund Futures, Put @ 162.00EUR		1/26/18	7	700,000	7,307
Eurodollar 1-Year Mid Curve Futures, Put @ $97.75		3/16/18	53	132,500	8,281
Eurodollar 1-Year Mid Curve Futures, Put @ $97.88		2/16/18	35	87,500	10,063

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	35

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
Eurodollar Futures, Call @ $98.50		1/12/18	24	60,000	$150
Eurodollar Futures, Put @ $98.25		3/19/18	20	50,000	2,625
U.S. Treasury 5-Year Notes Futures, Call @ $116.50		1/26/18	46	46,000	5,750
U.S. Treasury 5-Year Notes Futures, Call @ $116.75		1/26/18	37	37,000	2,602
U.S. Treasury 5-Year Notes Futures, Put @ $115.50		1/26/18	22	22,000	1,031
U.S. Treasury 10-Year Notes Futures, Call @ $124.00		1/26/18	22	22,000	10,313
U.S. Treasury 10-Year Notes Futures, Call @ $124.25		1/26/18	9	9,000	3,234
U.S. Treasury 10-Year Notes Futures, Put @ $123.00		1/26/18	22	22,000	2,750
U.S. Treasury 10-Year Notes Futures, Put @ $124.00		1/26/18	14	14,000	5,906
U.S. Treasury Long-Term Bonds Futures, Call @ $151.00		1/26/18	8	8,000	20,125
U.S. Treasury Long-Term Bonds Futures, Call @ $154.00		1/26/18	14	14,000	11,375
U.S. Treasury Long-Term Bonds Futures, Put @ $151.00		1/26/18	19	19,000	9,797
U.S. Treasury Long-Term Bonds Futures, Put @ $152.00		1/26/18	10	10,000	8,281
U.S. Treasury Long-Term Bonds Futures, Put @ $153.00		1/26/18	77	77,000	97,453
Total Purchased Options (Cost — $210,174)					207,043
Total Investments before Short-Term Investments (Cost — $207,972,343)					208,870,530

	Rate	Maturity Date		Face Amount†
Short-Term Investments — 6.7%
U.S. Government Agencies — 0.8%
Federal Home Loan Bank (FHLB), Discount Notes	1.133%	1/26/18		830,000	829,292	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.155%	2/28/18		870,000	868,196	(o)
Total U.S. Government Agencies (Cost — $1,697,737)					1,697,488

				Shares
Money Market Funds — 5.9%
Western Asset Government Cash Management Portfolio LLC (Cost — $12,340,505)	1.240%			12,340,505	12,340,505	(p)
Total Short-Term Investments (Cost — $14,038,242)					14,037,993
Total Investments — 106.4% (Cost — $222,010,585)					222,908,523
Liabilities in Excess of Other Assets — (6.4)%					(13,344,076)
Total Net Assets — 100.0%					$209,564,447

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Financial Statements.

36	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of December 31, 2017.

(h)	Value is less than $1.

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2017, the Portfolio held TBA securities with a total cost of $16,304,206.

(k)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of December 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(n)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(o)	Rate shown represents yield-to-maturity.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2017, the total market value of investments in Affiliated Companies was $12,340,505 and the cost was $12,340,505 (See Note 9).

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	37

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Euro Bund Futures, Put	1/26/18	160.50	EUR	4	400,000	$1,440
Eurodollar 1-Year Mid Curve Futures, Put	1/12/18	$97.75		3	7,500	112
Eurodollar 1-Year Mid Curve Futures, Put	2/16/18	97.75		35	87,500	3,937
U.S. Treasury 5-Year Notes Futures, Call	2/23/18	118.50		22	22,000	515
U.S. Treasury 5-Year Notes Futures, Call	2/23/18	117.75		44	44,000	2,063
U.S. Treasury 5-Year Notes Futures, Put	2/23/18	115.50		22	22,000	3,094
U.S. Treasury 5-Year Notes Futures, Put	1/26/18	115.75		20	20,000	1,875
U.S. Treasury 5-Year Notes Futures, Put	1/26/18	116.00		11	11,000	1,977
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	126.50		12	12,000	375
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	125.50		23	23,000	1,797
U.S. Treasury 10-Year Notes Futures, Call	2/23/18	126.00		18	18,000	2,531
U.S. Treasury 10-Year Notes Futures, Call	2/23/18	126.50		20	20,000	1,875
U.S. Treasury 10-Year Notes Futures, Put	1/26/18	122.50		12	12,000	750
U.S. Treasury 10-Year Notes Futures, Put	2/23/18	122.00		20	20,000	2,500
U.S. Treasury Long-Term Bonds Futures, Call	2/23/18	158.00		12	12,000	4,500
U.S. Treasury Long-Term Bonds Futures, Call	1/26/18	153.00		16	16,000	20,250
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	148.00		4	4,000	375
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	149.00		12	12,000	2,063
Total Exchange-Traded Written Options (Premiums received — $62,944)						$52,029

†	Notional amount denominated in U.S dollars, unless otherwise noted.

At December 31, 2017, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	2	3/18	$296,720	$301,888	$5,168
Euro-BTP	18	3/18	2,989,414	2,940,255	(49,159)
Mexican Peso	27	3/18	700,774	676,080	(24,694)
U.S. Treasury 2-Year Notes	90	3/18	19,281,678	19,269,844	(11,834)
U.S. Treasury 5-Year Notes	147	3/18	17,060,577	17,076,117	15,540
U.S. Treasury 10-Year Notes	340	3/18	42,355,117	42,175,938	(179,179)
U.S. Treasury Ultra Long-Term Bonds	153	3/18	25,410,271	25,651,406	241,135
					(3,023)

See Notes to Financial Statements.

38	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	177	3/18	$43,536,606	$43,471,200	$65,406
90-Day Eurodollar	106	6/18	26,017,376	25,989,875	27,501
90-Day Eurodollar	14	9/18	3,443,255	3,428,600	14,655
90-Day Eurodollar	52	12/18	12,735,844	12,721,150	14,694
90-Day Eurodollar	41	12/19	10,002,842	10,011,175	(8,333)
Euro-Bund	80	3/18	15,607,165	15,519,331	87,834
Japanese 10-Year Bonds	5	3/18	6,693,996	6,690,925	3,071
U.S. Treasury Long-Term Bonds	73	3/18	11,174,915	11,169,000	5,915
U.S. Treasury Ultra 10-Year Notes	112	3/18	14,971,956	14,959,000	12,956
					223,699
Net unrealized appreciation on open futures contracts					$220,676

At December 31, 2017, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	5,214,880,000	USD	380,371	Bank of America N.A.	1/19/18	$3,450
JPY	112,380,000	USD	1,006,254	Bank of America N.A.	1/19/18	(8,181)
USD	5,211,613	JPY	582,689,608	Bank of America N.A.	1/19/18	36,609
USD	595,382	MXN	11,207,174	Bank of America N.A.	1/19/18	27,072
CAD	6,320,820	USD	5,057,069	Barclays Bank PLC	1/19/18	(27,052)
CAD	160,000	USD	124,685	Barclays Bank PLC	1/19/18	2,641
CAD	780,000	USD	613,661	Barclays Bank PLC	1/19/18	7,052
EUR	350,000	USD	409,863	Barclays Bank PLC	1/19/18	10,475
INR	72,690,000	USD	1,102,617	Barclays Bank PLC	1/19/18	34,176
JPY	9,780,000	USD	86,748	Barclays Bank PLC	1/19/18	110
USD	1,135,333	AUD	1,460,000	Barclays Bank PLC	1/19/18	(3,834)
USD	2,625,019	CNY	17,564,000	Barclays Bank PLC	1/19/18	(69,872)
USD	2,978,573	GBP	2,234,304	Barclays Bank PLC	1/19/18	(39,611)
USD	1,947,562	PHP	101,355,000	Barclays Bank PLC	1/19/18	(81,403)
EUR	100,000	USD	119,232	Citibank N.A.	1/19/18	865
EUR	120,000	USD	142,181	Citibank N.A.	1/19/18	1,935
IDR	14,825,030,000	USD	1,089,587	Citibank N.A.	1/19/18	1,550
JPY	186,540,000	USD	1,651,169	Citibank N.A.	1/19/18	5,537
JPY	30,940,000	USD	274,278	Citibank N.A.	1/19/18	508
USD	2,445,408	CNH	16,350,000	Citibank N.A.	1/19/18	(62,846)
USD	166,579	EUR	140,294	Citibank N.A.	1/19/18	(1,909)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	39

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus VIT Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	70,962	EUR	60,000	Goldman Sachs Group Inc.	1/19/18	$(1,096)
BRL	6,604,400	USD	2,053,415	JPMorgan Chase & Co.	1/19/18	(65,969)
EUR	2,070,000	USD	2,420,606	JPMorgan Chase & Co.	1/19/18	65,391
JPY	226,860,000	USD	2,000,399	JPMorgan Chase & Co.	1/19/18	14,399
MXN	9,010,000	USD	465,163	JPMorgan Chase & Co.	1/19/18	(8,271)
Total						$(158,274)

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PHP	— Philippine Peso
USD	— United States Dollar

At December 31, 2017, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$5,265,000		5/31/22	3-month LIBOR quarterly	2.250% semi-annually	$9,627	$(13,126)
	597,000		11/15/43	2.468% semi-annually	3-month LIBOR quarterly	—	12,244
	7,160,000		11/15/43	2.474% semi-annually	3-month LIBOR quarterly	153,497	(15,123)
	580,000		11/15/43	2.630% semi-annually	3-month LIBOR quarterly	(3,416)	(3,180)
	967,300	EUR	8/23/47	1.498% annually	6-month EURIBOR semi-annually	1,053	(1,160)
Total						$160,761	$(20,345)

See Notes to Financial Statements.

40	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.27 Index	$3,567,000	12/20/21	1.000% quarterly	$ 81,486	$ 48,038	$33,448
Markit CDX.NA.IG.28 Index	4,130,000	6/20/22	1.000% quarterly	91,838	68,895	22,943
Total	$7,697,000			$173,324	$116,933	$56,391

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.29 Index	$4,860,000	12/20/22	5.000% quarterly	$(400,748)	$(344,086)	$(56,662)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	41

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $209,670,080)	$210,568,018
Investments in affiliated securities, at value (Cost — $12,340,505)	12,340,505
Foreign currency, at value (Cost — $1,906,370)	1,862,951
Cash	3,182,227
Receivable for securities sold	8,701,250
Interest receivable	1,365,705
Deposits with brokers for centrally cleared swap contracts	840,019
Deposits with brokers for open futures contracts and exchange-traded options	491,886
Foreign currency collateral for open futures contracts, at value (Cost — $422,811)	432,518
Unrealized appreciation on forward foreign currency contracts	211,770
Receivable for Portfolio shares sold	164,877
Deposits with brokers for OTC derivatives	160,000
Receivable from broker — variation margin on open futures contracts	141,119
Principal paydown receivable	3,445
Prepaid expenses	4,527
Total Assets	240,470,817

Liabilities:
Payable for securities purchased	29,787,233
Payable for Portfolio shares repurchased	460,462
Unrealized depreciation on forward foreign currency contracts	370,044
Investment management fee payable	82,607
Written options, at value (premiums received — $62,944)	52,029
Service and/or distribution fees payable	29,045
Payable to broker — variation margin on centrally cleared swaps	28,692
Trustees’ fees payable	886
Accrued expenses	95,372
Total Liabilities	30,906,370
Total Net Assets	$209,564,447

Net Assets:
Par value (Note 7)	$363
Paid-in capital in excess of par value	224,828,582
Overdistributed net investment income	(103,030)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(16,074,661)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	913,193
Total Net Assets	$209,564,447

See Notes to Financial Statements.

42	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Net Assets:
Class I	$70,884,113
Class II	$138,680,334

Shares Outstanding:
Class I	12,276,815
Class II	24,004,011

Net Asset Value:
Class I	$5.77
Class II	$5.78

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	43

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest from unaffiliated investments	$9,537,163
Interest from affiliated investments	53,955
Dividends	63,066
Less: Foreign taxes withheld	(277)
Total Investment Income	9,653,907

Expenses:
Investment management fee (Note 2)	1,311,998
Service and/or distribution fees (Notes 2 and 5)	548,742
Shareholder reports	60,782
Fund accounting fees	56,257
Audit and tax fees	43,818
Legal fees	39,094
Custody fees	29,785
Trustees’ fees	6,632
Insurance	5,906
Commitment fees (Note 8)	4,981
Transfer agent fees (Note 5)	1,279
Interest expense	453
Miscellaneous expenses	16,940
Total Expenses	2,126,667
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(98,023)
Net Expenses	2,028,644
Net Investment Income	7,625,263

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(10,389,762)
Futures contracts	962,159
Written options	1,043,122
Swap contracts	1,851,807
Forward foreign currency contracts	2,193,870
Foreign currency transactions	122,389
Net Realized Loss	(4,216,415)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	14,432,868
Futures contracts	351,323
Written options	(92,279)
Swap contracts	(1,769,471)
Forward foreign currency contracts	(2,155,705)
Foreign currencies	23,733
Change in Net Unrealized Appreciation (Depreciation)	10,790,469
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	6,574,054
Increase in Net Assets From Operations	$14,199,317

See Notes to Financial Statements.

44	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$7,625,263	$11,728,235
Net realized gain (loss)	(4,216,415)	3,462,838
Change in net unrealized appreciation (depreciation)	10,790,469	(2,194,471)
Increase in Net Assets From Operations	14,199,317	12,996,602

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,300,026)	(13,150,182)
Decrease in Net Assets From Distributions to Shareholders	(8,300,026)	(13,150,182)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	77,182,449	408,063,479
Reinvestment of distributions	8,300,026	13,150,182
Cost of shares repurchased	(516,398,720)	(211,053,347)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(430,916,245)	210,160,314
Increase (Decrease) in Net Assets	(425,016,954)	210,006,734

Net Assets:
Beginning of year	634,581,401	424,574,667
End of year*	$209,564,447	$634,581,401
*Includes overdistributed net investment income of:	$(103,030)	$(908,031)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	45

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$5.70	$5.58	$5.60	$6.08	$6.00

Income (loss) from operations:
Net investment income	0.17	0.15	0.22	0.41	0.44
Net realized and unrealized gain (loss)	0.16	0.10	(0.15)	(0.43)	0.11
Total income (loss) from operations	0.33	0.25	0.07	(0.02)	0.55

Less distributions from:
Net investment income	(0.26)	(0.13)	(0.09)	(0.46)	(0.47)
Total distributions	(0.26)	(0.13)	(0.09)	(0.46)	(0.47)

Net asset value, end of year	$5.77	$5.70	$5.58	$5.60	$6.08
Total return[3]	5.75%	4.55%	1.20%	(0.33)%	9.21%

Net assets, end of year (millions)	$71	$71	$77	$90	$108

Ratios to average net assets:
Gross expenses	0.57%	0.50%	0.65%	0.75%	0.74%
Net expenses[4]	0.54 [5]	0.50	0.60 [5]	0.75	0.74
Net investment income	2.89	2.63	3.79	6.54	6.97

Portfolio turnover rate	151%[6]	108%[6]	185%[6]	68%	75%

[1]	In April 2015, the Portfolio’s outstanding class of shares, which was previously unnamed, became known as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective April 15, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to April 15, 2015, the expense limitation was 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 346%, 280% and 417% for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

46	Western Asset Core Plus VIT Portfolio 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless other wise noted:
Class II Shares[1]	2017	2016	2015[2]

Net asset value, beginning of year	$5.69	$5.57	$5.77

Income (loss) from operations:
Net investment income	0.15	0.14	0.08
Net realized and unrealized gain (loss)	0.17	0.10	(0.20)
Total income (loss) from operations	0.32	0.24	(0.12)

Less distributions from:
Net investment income	(0.23)	(0.12)	(0.08)
Total distributions	(0.23)	(0.12)	(0.08)

Net asset value, end of year	$5.78	$5.69	$5.57
Total return[3]	5.69%	4.17%	(1.85)%

Net assets, end of year (millions)	$139	$563	$348

Ratios to average net assets:
Gross expenses	0.78%	0.76%	0.76%[4]
Net expenses[5]	0.75 [6]	0.76	0.71 [4,6]
Net investment income	2.53	2.36	2.05 [4]

Portfolio turnover rate[7]	151%	108%	185%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (inception date) to December 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 346%, 280% and 417% for the years ended December 31, 2017, 2016 and 2015, respectively.

[8]	For the year ended December 31, 2015.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2017 Annual Report	47

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

48	Western Asset Core Plus VIT Portfolio 2017 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$5,397,684	$327,179		$5,724,863
Financials	—	20,519,590	2,066,475		22,586,065
Industrials	—	2,943,508	21,184		2,964,692
Materials	—	2,583,052	0	*	2,583,052
Other corporate bonds & notes	—	23,192,665	—		23,192,665
Asset-backed securities	—	6,777,537	—		6,777,537
Collateralized mortgage obligations	—	23,194,350	—		23,194,350
Mortgage-backed securities	—	47,407,457	—		47,407,457
Senior loans:
Consumer discretionary	—	4,372,829	303,629		4,676,458
Consumer staples	—	443,186	289,171		732,357
Information technology	—	186,335	316,440		502,775
Utilities	—	156,125	301,050		457,175
Other senior loans	—	5,672,766	—		5,672,766
Sovereign bonds	—	13,849,300	—		13,849,300
U.S. government & agency obligations	—	39,663,640	—		39,663,640
U.S. treasury inflation protected securities	—	6,866,179	—		6,866,179
Common stocks:
Consumer discretionary	—	—	312,245		312,245
Energy	—	—	587,021		587,021
Industrials	—	—	51,466		51,466
Preferred stocks:
Financials	$782,818	—	—		782,818
Industrials	—	—	78,606		78,606
Purchased options	207,043	—	—		207,043
Total long-term investments	989,861	203,226,203	4,654,466		208,870,530
Short-term investments†	—	14,037,993	—		14,037,993
Total investments	$989,861	$217,264,196	$4,654,466		$222,908,523

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ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$211,770	—	$211,770
Futures contracts	$493,875	—	—	493,875
Centrally cleared credit default swaps on credit indices — sell protection	—	56,391	—	56,391
Centrally cleared interest rate swaps	—	12,244	—	12,244
Total other financial instruments	$493,875	$280,405	—	$774,280
Total	$1,483,736	$217,544,601	$4,654,466	$223,682,803

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$52,029	—	—	$52,029
Forward foreign currency contracts	—	$370,044	—	370,044
Futures contracts	273,199	—	—	273,199
Centrally cleared credit default swaps on credit indices — buy protection	—	56,662	—	56,662
Centrally cleared interest rate swaps	—	32,589	—	32,589
Total	$325,228	$459,295	—	$784,523

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Financials	Industrials	Materials		Asset-Backed Securities	Collateralized Mortgage Obligations
Balance as of December 31, 2016	$362,461	$1,920,356	—	$0	*	$1,653,650	$3,150,386
Accrued premiums/discounts	10,632	2,929	—	—		—	—
Realized gain (loss)[1]	—	(3,899)	—	—		—	(9,244)
Change in unrealized appreciation (depreciation)[2]	(10,632)	167,980	—	—		194,241	(98)
Purchases	51,160	—	—	—		—	—
Sales	(86,442)	(20,891)	—	—		—	(1,915,494)
Transfers into Level 3[3]	—	—	$21,184	—		—	—
Transfers out of Level 3[4]	—	—	—	—		(1,847,891)	(1,225,550)
Balance as of December 31, 2017	$327,179	$2,066,475	$21,184	$0	*	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	$(10,632)	$167,980	—	—		—	—

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Notes to financial statements (cont’d)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Information Technology	Utilities
Balance as of December 31, 2016	—	—	$131,401	—	$192,373
Accrued premiums/discounts	—	$9	192	—	(894)
Realized gain (loss)[1]	—	(20)	(9,877)	—	(66,082)
Change in unrealized appreciation (depreciation)[2]	$216	(8,278)	10,802	$(1,015)	19,148
Purchases	75,187	298,928	—	317,455	304,412
Sales	—	(1,468)	(132,518)	—	(147,907)
Transfers into Level 3[3]	228,226	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of December 31, 2017	$303,629	$289,171	—	$316,440	$301,050
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	$216	$(8,278)	—	$(1,015)	$(1,200)

	Common Stocks						Preferred Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Industrials	Warrants		Total
Balance as of December 31, 2016	$239,680	$1,117,267	$42,420	$23,876	$0	*	$106,087	$0	*	$8,939,957
Accrued premiums/discounts	—	—	—	—	—		—	—		12,868
Realized gain (loss)[1]	—	—	16,576	—	(48,998)		—	256		(121,288)
Change in unrealized appreciation (depreciation)[2]	72,565	(530,246)	(14,267)	27,590	48,998		(27,481)	—		(50,477)
Purchases	—	—	—	—	—		—	—		1,047,142
Sales	—	—	(44,729)	—	(0)	*	—	(256)		(2,349,705)
Transfers into Level 3[3]	—	—	—	—	—		—	—		249,410
Transfers out of Level 3[4]	—	—	—	—	—		—	—		(3,073,441)
Balance as of December 31, 2017	$312,245	$587,021	—	$51,466	—		$78,606	—		$4,654,466
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	$72,565	$(530,246)	—	$27,590	—		$(27,481)	—		$(310,501)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

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[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

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Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

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portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

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Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2017, the total notional value of all credit default swaps to sell protection was $7,697,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2017, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

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defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(i) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and

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Notes to financial statements (cont’d)

Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(j) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

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Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(l) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(m) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs.

(n) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

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Notes to financial statements (cont’d)

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(o) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2017, the Portfolio had sufficient cash and/or securities to cover these commitments.

(p) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the

60	Western Asset Core Plus VIT Portfolio 2017 Annual Report

event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $370,044. If a contingent

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Notes to financial statements (cont’d)

feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2017, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $160,000, which could be used to reduce the required payment.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(v) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

62	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,479,764	$(1,479,764)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of partnership investments and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays a management fee, calculated daily and paid monthly at an annual rate of 0.45% of the first $500 million, 0.425% of the next $500 million and 0.40% of assets over $1 billion of its average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western Asset Limited, Western Asset Japan and Western Asset Singapore provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar- denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan monthly a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.54% and 0.79%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

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Notes to financial statements (cont’d)

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $98,023.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$69,570,555	$939,161,608
Sales	266,783,833	1,159,646,620

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$222,750,491	$5,148,137	$(4,990,105)	$158,032
Swap contracts	(66,392)	68,635	(89,251)	(20,616)
Written options	(62,944)	23,743	(12,828)	10,915
Futures contracts	—	493,875	(273,199)	220,676
Forwards foreign currency contracts	—	211,770	(370,044)	(158,274)

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4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$207,043	—	—	$207,043
Futures contracts[3]	488,707	$5,168	—	493,875
Centrally cleared swap contracts[4]	12,244	—	$56,391	68,635
Forward foreign currency contracts	—	211,770	—	211,770
Total	$707,994	$216,938	$56,391	$981,323

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$50,029	—	—	$50,029
Futures contracts[3]	248,505	$24,694	—	273,199
Centrally cleared swap contracts[4]	32,589	—	$56,662	89,251
Forward foreign currency contracts	—	370,044	—	370,044
Total	$331,123	$394,738	$56,662	$782,523

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(644,006)	$(213,669)	—	$(857,675)
Written options	854,744	188,378	—	1,043,122
Futures contracts	953,596	8,563	—	962,159
Swap contracts	1,924,339	—	$(72,532)	1,851,807
Forward foreign currency contracts	—	2,193,870	—	2,193,870
Total	$3,088,673	$2,177,142	$(72,532)	$5,193,283

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

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Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(419)	$(154,600)	—	$(155,019)
Written options	(19,056)	(73,223)	—	(92,279)
Futures contracts	370,850	(19,527)	—	351,323
Swap contracts	(1,769,201)	—	$(270)	(1,769,471)
Forward foreign currency contracts	—	(2,155,705)	—	(2,155,705)
Total	$(1,417,826)	$(2,403,055)	$(270)	$(3,821,151)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2017, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$270,260
Written options	127,254
Futures contracts (to buy)	164,724,661
Futures contracts (to sell)	161,277,796
Forward foreign currency contracts (to buy)	18,205,189
Forward foreign currency contracts (to sell)	30,508,429

Average Notional Balance
Interest rate swap contracts	$47,474,498
Credit default swap contracts (to buy protection)	2,950,067
Credit default swap contracts (to sell protection)	4,967,692

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$67,131	$(8,181)	$58,950	—	$58,950
Barclays Bank PLC	54,454	(221,772)	(167,318)	$100,000	(67,318)
Citibank N.A.	10,395	(64,755)	(54,360)	—	(54,360)
Goldman Sachs Group Inc.	—	(1,096)	(1,096)	—	(1,096)
JPMorgan Chase & Co.	79,790	(74,240)	5,550	—	5,550
Total	$211,770	$(370,044)	$(158,274)	$100,000	$(58,274)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

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5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$482
Class II	$548,742	797
Total	$548,742	$1,279

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$20,426
Class II	77,597
Total	$98,023

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class I	$3,090,840	$1,628,152
Class II	5,209,186	11,522,030
Total	$8,300,026	$13,150,182

7. Shares of beneficial interest

At December 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	996,195	$5,805,511	368,457	$2,161,571
Shares issued on reinvestment	534,120	3,090,840	287,496	1,628,152
Shares repurchased	(1,728,737)	(10,111,608)	(1,960,238)	(11,388,037)
Net decrease	(198,422)	$(1,215,257)	(1,304,285)	$(7,598,314)

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Notes to financial statements (cont’d)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class II
Shares sold	12,348,726	$71,376,938	68,251,287	$405,901,908
Shares issued on reinvestment	899,386	5,209,186	2,039,799	11,522,030
Shares repurchased	(88,190,946)	(506,287,112)	(33,717,889)	(199,665,310)
Net increase (decrease)	(74,942,834)	$(429,700,988)	36,573,197	$217,758,628

8. Redemption facility

The Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2017, the Portfolio incurred a commitment fee in the amount of $4,981. The Portfolio did not utilize the Redemption Facility during the year ended December 31, 2017.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Portfolio may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Portfolio’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Portfolio’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2017. The following transactions were effected in shares of such companies for the year ended December 31, 2017.

68	Western Asset Core Plus VIT Portfolio 2017 Annual Report

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$41,940,505	41,940,505	$29,600,000	29,600,000	—	$53,955	—	$12,340,505

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,300,026	$13,150,182

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$78,199
Deferred capital losses*	(11,482,191)
Capital loss carryforward**	(3,098,143)
Other book/tax temporary differences(a)	(935,650)
Unrealized appreciation (depreciation)(b)	173,287
Total accumulated earnings (losses) — net	$(15,264,498)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Portfolio’s capital loss carryforward may be utilized.

**	As of December 31, 2017, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2018	$(3,098,143)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain options, futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences on partnership investments.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance

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Notes to financial statements (cont’d)

date for the amendments to Regulation S-X was August 1, 2017. The Portfolio has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

70	Western Asset Core Plus VIT Portfolio 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and Shareholders of Western Asset Core Plus VIT Portfolio

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 14, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

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Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Core Plus VIT Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

72	Western Asset Core Plus VIT Portfolio

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and

Western Asset Core Plus VIT Portfolio	73

Board approval of management and subadvisory agreements (unaudited) (cont’d)

procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified by Broadridge as core plus bond funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 5- and 10-year periods ended June 30, 2017 was above the median, and its performance for the 3-year period ended June 30, 2017 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

74	Western Asset Core Plus VIT Portfolio

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as core plus bond funds underlying variable insurance products and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was approximately equivalent to the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Western Asset Core Plus VIT Portfolio	75

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee is below the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of its expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

76	Western Asset Core Plus VIT Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Core Plus VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset Core Plus VIT Portfolio	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

78	Western Asset Core Plus VIT Portfolio

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	141
Other board memberships held by Trustee during past five years	None

Western Asset Core Plus VIT Portfolio	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

80	Western Asset Core Plus VIT Portfolio

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Core Plus VIT Portfolio	81

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

82	Western Asset Core Plus VIT Portfolio

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Portfolio, as the independent registered public accounting firm to the Portfolio. The Audit Committee of the Portfolio’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Portfolio’s financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Portfolio’s fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Portfolio’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Portfolio’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Portfolio’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Portfolio or the Board of Trustees with the performance of the Portfolio’s prior independent registered public accounting firm, KPMG. During the Portfolio’s fiscal periods ended December 31, 2016 and December 31, 2015, and the subsequent interim period through August 14, 2017, neither the Portfolio, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolio’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset Core Plus VIT Portfolio	83

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	6/12/17	12/14/17
Payable date:	6/13/17	12/15/17
Dividends qualifying for the dividends
received deduction for corporations	0.84%	0.84%

Please retain this information for your records.

84	Western Asset Core Plus VIT Portfolio

Western Asset

Core Plus VIT Portfolio

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Core Plus VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-887-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-887-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010544 2/18 SR18-3272

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $77,005 in December 31, 2016 and $84,455 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,240 in December 31, 2016 and $8,400 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2016 and $0 in December 31, 2017

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in December 31, 2016 and $269,356 in December 31, 2017.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

SusanM. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 21, 2018